EXHIBIT 10.37

                                       TO

                       REGISTRATION STATEMENT ON FORM SB-2



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      TRI-ELECTION RIDER TO EQUIPMENT LEASE WITH FINOVA CAPITAL CORPORATION

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TRI-ELECTION  RIDER  TO  EQUIPMENT  LEASE  BETWEEN  FINOVA  CAPITAL  CORPORATION
("LESSOR") AND MENDOCINO BREWING COMPANY, INC. ("LESSEE") Dated

Master Lease No. 5754300 Schedule No. 5754300 (the Master Lease and all Schedules thereto is hereafter the "Lease")

1. Notwithstanding any provision contained in the Lease to the contrary, including, but not limited to, the section of the Schedule entitled "Option to Purchase., upon expiration of the term of the Schedule (the "Initial Lease Term") and payment by Lessee of all rentals and other sums due as set forth in the Schedule, and provided that no Event of Default (as defined in the Lease) shall have occurred and be continuing, Lessee, at its option, may purchase all of Lessor's right, title and interest in and to all, but not less than all, of the equipment described in and covered by the Schedule (the "Equipment") for a purchase price equal to the greater of (a) the then Fair Market Value of the Equipment determined as hereinafter provided not to exceed thirty (30%) of the actual Equipment Cost, or (b) twenty-five (25%) percent of the original cost of the Equipment to Lessor. In order to exercise such option, Lessee shall notify Lessor in writing of Lessee's intention to exercise such option at least one hundred twenty (120) days prior to the expiration of the Initial Lease Term and shall deliver to Lessor, on or before the expiration of the Initial Lease Term, an appraisal and payment of the purchase price. For the purpose of this Paragraph, the "Fair Market Value" of the Equipment shall be determined by an independent third-party appraiser selected by Lessee and reasonably acceptable to Lessor. The appraiser's report shall be in writing and delivered to Lessor prior to the expiration of the Initial Lease Term. All fees and expenses of the appraiser shall be paid by Lessee.

2. If the Lessee for any reason does not purchase the Equipment in accordance with Paragraph 1 hereof, the Initial Lease Term set forth in the Schedule applicable to the Equipment shall automatically be extended for an additional term of twelve (12) months (the "Extended Term") at a monthly rental factor of
 .0220 times the actual Equipment Cost which the parties acknowledge to be the fair market rental value of the Equipment, the first such rental being due and payable by Lessee on the expiration date of the Initial Lease Term. Upon expiration of the Extended Term, in accordance with the terms of the Lease, Lessee shall either return the Equipment to Lessor or purchase the Equipment for its fair market value in accordance with the section of the Schedule entitled "Option to Purchase".

3. Except as amended hereby, the Lease shall remain in full force and effect and are, in all respects, hereby ratified and affirmed.

4. Notwithstanding anything to the contrary contained in the Lease, the Lessee shall have no obligation to make any indemnity payments pursuant to the section entitled "Tax Indemnity" to the extent that such indemnity obligations arise solely from the acts or omissions of the Lessor. For purposes of this provision however, the following shall not be deemed to be a Lessor's act or omission: (i) those acts or omissions taken by the Lessor while the Lessee is in default pursuant to the term of the Lease; (ii) those acts or omissions that are required, permitted or contemplated by the Lease or any document relating thereto; (iii) the execution, negotiation, overall structuring


EXHIBIT 10.37

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and documents relating to the transactions  contemplated  hereby and thereby; or
(iv) those acts or omissions taken with the consent of the Lessee.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.

LESSOR:

FINOVA CORPORATION

BY
PRINTED NAME:  PAM MARCHANT
TITLE:  V.P.
DATE:

LESSEE:

MENDOCINO BREWING COMPANY, INC.

BY:  /s/  Norman Franks
PRINTED NAME:  NORMAN FRANKS
TITLE:  V.P.

DATED:  9/5/96



EXHIBIT 10.37
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